UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22843

Center Coast Brookfield MLP & Energy Infrastructure Fund

(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)

2023

ANNUAL REPORT

SEPTEMBER 30, 2023

Center Coast Brookfield

MLP & Energy Infrastructure Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With approximately $19 billion of assets under management as of September 30, 2023, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with over $850 billion of assets under management as of September 30, 2023, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. For more information, go to https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion of Fund Performance	2
Portfolio Characteristics	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	26
Compliance Certification	27
Proxy Results	28
Board Considerations Relating to the Investment Advisory Agreement	29
Additional Information Regarding the Fund	33
Information Concerning Trustees and Officers	70
Dividend Reinvestment Plan	73
Joint Notice of Privacy Policy	74

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for the Center Coast Brookfield MLP & Energy Infrastructure Fund ("the Fund") for the fiscal year ended September 30, 2023 ("the Period").

The period was marked by rising commodity prices due to a variety of factors, including low global crude inventories driven by voluntary cuts from Saudi Arabia. Crude oil prices, as measured by WTI, nearly doubled from the year before. The Alerian MLP Index and Alerian Midstream Energy Index rose, returning 32.74% and 16.09% respectively.

Fundamentals for midstream also strengthened throughout the period. North American LNG development hit an all-time annual record during the Fund's fiscal fourth quarter. The positive final investment decision of two newbuild facilities on the U.S. Gulf Coast has driven new construction on approximately 36 million tons per annum (mtpa) of capacity throughout 2023—the most ever in a single year in the U.S. This represents approximately 40% of capacity that is currently in operation, with total export capacity currently expect to double by 2030 based on all projects currently under construction and announced this year.

While we acknowledge oil price tail risk exists in either direction—high or low—our outlook is generally for a rangebound price with limited impacts on the North American volume growth trajectory. We continue to expect the bulk of U.S. production growth to come from the Permian and for that oil growth rate to begin to slow in the coming years.

Importantly, a lower domestic oil growth rate still translates to meaningful associated gas growth, which will eventually be needed to fill the aforementioned second wave of LNG capacity coming online later this decade.

This fundamental view plus contractual inflation escalator rights and reduction in capital expenditures helps to drive our outlook for continued free cash flow growth over the long-term for North American midstream companies.

The reorganization of the Fund into the Center Coast Brookfield Midstream Focus Fund (the "Focus Fund") (the "Reorganization") was completed prior to the open of the New York Stock Exchange on October 9, 2023. In the Reorganization, the Focus Fund acquired all of the assets and liabilities of CEN in a tax-free transaction in exchange solely for Class I (CCCNX) shares. CCCNX shares issued to Fund stockholders have an aggregate net asset value equal to the aggregate net asset value of Fund's common shares outstanding as of the close of trading on October 6, 2023. Each stockholder of the Fund received the number of CCCNX shares corresponding to his or her proportionate interest in the common shares of the Fund, less the costs of the Reorganization.

We welcome your questions and comments and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information.

Thank you for your support.

Sincerely

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Center Coast Brookfield MLP & Energy Infrastructure	Brookfield Public Securities Group LLC
Fund

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on September 30, 2023 and subject to change based on subsequent developments.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended September 30, 2023, Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) had a total return based on net asset value of 17.61% and a total return based on market price of 34.33%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions. Based on the NYSE closing price of $21.20 on September 30, 2023.

MARKET OVERVIEW

CEN enjoyed positive performance throughout the period, alongside broader midstream equities. At the end of the period, CEN completed the planned reorganization into the Center Coast Brookfield Midstream Focus Fund. A performance summary for the Fund's fiscal period can be found below.

Fiscal 2023 Annual Performance Summary: Total Return

•  CEN NAV (Net): +17.61%

•  Alerian Midstream Energy Index (AMNAX): +16.09%

•  Alerian MLP Index (AMZX): +32.74%

•  S&P 500 Index (SPX): +21.62%

CEN outperformed its benchmark (the AMNA Index) by 1.52% on a fiscal basis through 2023. The bulk of the outperformance was driven by an underweight allocation to large Canadian securities and stock selection within a group of natural gas focused companies.

Notable Relative Contributors vs the AMNA Index

•  The Fund's underweight allocation to Enbridge Inc. (NYSE: ENB) and TC Energy Corporation (NYSE: TRP) was the largest positive attributor versus the benchmark during 2023. Both ENB and TRP announced major strategic decisions that coincided with absolute negative performance.

•  Stock selection within a group of natural gas-focused companies was another strong thematic positive attributor. Specifically, the Strategy's overweight to Equitrans Midstream Corporation (NYSE: ETRN), its underweight to Kinder Morgan, Inc. (NYSE: KMI), and its overweight to MPLX LP (NYSE: MPLX) were the primary drivers of outperformance from this group.

•  On an individual basis, overweights to Targa Resources Corp. (NYSE: TRGP) and Magellan Midstream Partners, L.P. (MMP) before the latter's merger with ONEOK, Inc. (NYSE: OKE) were also strong contributors to 2023 performance.

Notable Relative Detractors vs the AMNA Index

•  The private asset, KKR Eagle, was the largest detractor over the fiscal year. Although the asset generated positive total return before CEN sold the asset to a third-party buyer, given the size of the asset within CEN prior to its sale, it lagged the return of the public equities over the course of the year and generated negative attribution.

•  The Fund's exposure to renewable operators Atlantica Sustainable Infrastructure plc (NASDAQ: AY) and Clearway Energy, Inc. (NYSE: CWEN) was the second-most notable detractor to performance in 2023. AY, CWEN, and other members of this group of Energy Transition companies were negatively impacted by the move to higher interest rates. There were no other group detractors during 2023.

•  The Fund's underweight to OKE was one of the largest individual detractors during fiscal 2023, although strong performance from other gathering & processing ("G&P") companies and the Fund's ownership of MMP offset the impact of the OKE underweight.

Current and future portfolio holdings are subject to change and risk.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

AVERAGE ANNUAL TOTAL RETURNS

As of September 30, 2023	1 Year	5 Years	10 Years
Center Coast Brookfield MLP & Energy Infrastructure Fund - Based on Net Asset Value	17.61%	(17.37)%	(11.00)%
Center Coast Brookfield MLP & Energy Infrastructure Fund - Based on Market Price	34.33%	(16.66)%	(10.75)%
Alerian Midstream Energy Index	16.09%	7.80%	N/A1
Alerian MLP Index	32.74%	6.81%	1.93%
S&P 500 Index	21.62%	9.92%	11.91%

1  Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

The graph below illustrates a hypothetical investment of $10,000 in the Fund—based on market price for the ten years ended September 30, 2023 compared to the Alerian MLP Index and S&P 500 Index and from June 25, 2018 (inception of index) to September 30, 2023 compared to the Alerian Midstream Energy Index.

The table and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Disclosure

All returns shown in USD.

Cash coverage refers to the Fund's ratio of total distributions or dividends received from its portfolio constituents to the total dividends paid out to shareholders, without offset for the expenses of the Fund.

Investing in Master Limited Partnerships ("MLPs") involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund's investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Unlike most other mutual funds, the Fund will be taxable as a regular corporation, or "C" corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund's net asset value per share ("NAV") will include a deferred tax expense (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax expense or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.

The Fund's investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including Midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund's profitability.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital, or capital gain).

In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total return basis (AMZX).

The S&P 500 Index is an equity index of 500 widely held, large-capitalization U.S. companies.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2023 and subject to change based on subsequent developments.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

September 30, 2023

PORTFOLIO STATISTICS
Percentage of leveraged assets	15.87%
Total number of holdings	22
Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Gathering & Processing	7.8%
Pipeline Transportation | Natural Gas	23.5%
Pipeline Transportation | Petroleum	16.6%
Total Master Limited Partnerships	47.9%
Common Stocks
Gathering & Processing	27.4%
Liquefaction	7.9%
Pipeline Transportation | Natural Gas	9.4%
Pipeline Transportation | Petroleum	2.3%
Renewables/Electric Generation	1.6%
Storage	0.9%
Total Common Stocks	49.5%
Money Market Fund	2.6%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Energy Transfer LP	11.7%
Enterprise Products Partners LP	11.7%
MPLX LP	11.6%
Targa Resources Corp.	7.2%
Cheniere Energy, Inc.	6.8%
The Williams Companies, Inc.	6.8%
Western Midstream Partners LP	5.8%
Equitrans Midstream Corp.	5.2%
Kinder Morgan, Inc.	3.8%
Plains All American Pipeline LP	3.4%

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments

September 30, 2023

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 47.9%
Gathering & Processing – 7.8%
Crestwood Equity Partners LP (c)	73,672	$2,154,906
Western Midstream Partners LP (c)	222,010	6,045,332
Total Gathering & Processing		8,200,238
Pipeline Transportation | Natural Gas – 23.5%
Energy Transfer LP (c)	874,689	12,271,887
Enterprise Products Partners LP (c)	447,008	12,234,609
Total Pipeline Transportation | Natural Gas		24,506,496
Pipeline Transportation | Petroleum – 16.6%
MPLX LP (c)	339,711	12,083,521
NuStar Energy LP (c)	98,448	1,716,933
Plains All American Pipeline LP (c)	232,222	3,557,641
Total Pipeline Transportation | Petroleum		17,358,095
Total MASTER LIMITED PARTNERSHIPS (Cost $30,171,874)		50,064,829
COMMON STOCKS – 49.4%
Gathering & Processing – 27.4%
AltaGas, Ltd. (u)	139,502	2,675,522
EnLink Midstream LLC (c)	197,926	2,418,656
Equitrans Midstream Corp. (c)	585,017	5,481,609
Keyera Corp. (u)	147,387	3,460,461
Targa Resources Corp. (c)	88,058	7,548,332
The Williams Companies, Inc. (c)	210,412	7,088,780
Total Gathering & Processing		28,673,360
Liquefaction – 7.9%
Cheniere Energy, Inc. (c)	43,102	7,153,208
Golar LNG, Ltd. (c) (u)	44,456	1,078,503
Total Liquefaction		8,231,711
Pipeline Transportation | Natural Gas – 9.4%
DT Midstream, Inc. (c)	49,829	2,636,951
Kinder Morgan, Inc. (c)	239,221	3,966,284
ONEOK, Inc. (c)	51,501	3,266,708
Total Pipeline Transportation | Natural Gas		9,869,943
Pipeline Transportation | Petroleum – 2.3%
Pembina Pipeline Corp. (c) (u)	80,040	2,406,002
Renewables/Electric Generation – 1.6%
Atlantica Sustainable Infrastructure PLC (c) (u)	86,536	1,652,838
Storage – 0.8%
Koninklijke Vopak NV (u)	25,902	886,003
Total COMMON STOCKS (Cost $36,983,098)		51,719,857

See Notes to Financial Statements.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2023

	Shares	Value
MONEY MARKET FUND – 2.6%
First American Treasury Obligations Fund, Class X, 5.26% (y)	2,735,436	$2,735,436
Total MONEY MARKET FUND (Cost $2,735,436)		2,735,436
Total Investments – 99.9% (Cost $69,890,408)		104,520,122
Assets in Excess of Other Liabilities – 0.1%		89,525
TOTAL NET ASSETS – 100.0%		$104,609,647

The following notes should be read in conjunction with the accompanying Schedule of Investments.

LP  —  Limited Partnership

LLC  —  Limited Liability Corporation

(c)  —  All or a portion of this security is pledged as collateral for credit facility. As of September 30, 2023, the total value of the collateral was $45,820,110.

(u)  —  Foreign security or a U.S. security of a foreign company.

(y)  —  The rate quoted is the annualized seven-day yield as of September 30, 2023.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

September 30, 2023

Assets:
Investments in securities, at value (Cost $69,890,408)	$104,520,122
Receivable for investments sold (Note 6)	20,573,450
Tax reclaim receivable (Note 6)	814,307
Dividends and interest receivable	43,971
Receivable for fund shares sold	4,984
Prepaid expenses	63,677
Total assets	126,020,511
Liabilities:
Payable for credit facility (Note 9)	20,000,000
Payable for credit facility interest	106,203
Deferred income taxes (Note 4)	1,006,000
Investment advisory fees payable (Note 5)	103,401
Administration fees payable (Note 5)	15,510
Accrued expenses	179,750
Total liabilities	21,410,864
Commitments and contingencies (Note 10)
Net Assets	$104,609,647
Composition of Net Assets:
Paid-in-capital	428,017,268
Accumulated losses	(323,407,621)
Net Assets	$104,609,647
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	4,930,180
Net asset value per share	$21.22

See Notes to Financial Statements.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended September 30, 2023

Investment Income (Note 2):
Dividends and distributions (net of foreign withholding tax of $134,259)	$5,690,262
Interest	78,430
Less return of capital distributions	(3,693,483)
Total income	2,075,209
Expenses:
Investment advisory fees (Note 5)	1,234,819
Administration fees (Note 5)	185,223
Audit and tax services	190,659
Trustees' fees	137,644
Legal fees	119,701
Reports to shareholders	59,330
Miscellaneous	51,875
Transfer agent fees	32,616
Registration fees	24,046
Fund accounting fees	17,298
Custodian fees	16,093
Insurance	9,914
Total operating expenses	2,079,218
Interest expense on credit facility	1,201,237
Total expenses	3,280,455
Net Investment loss before taxes	(1,205,246)
Current income taxes (Note 4)	(707,969)
Net investment loss	(1,913,215)
Net realized gain on:
Investments (net of foreign capital gains taxes of $898,766)	10,474,250
Foreign currency transactions	434
Net realized gain	10,474,684
Net change in unrealized appreciation (depreciation) on:
Investments	8,568,170
Foreign currency translations	2,777
Deferred income taxes	(1,006,000)
Net change in unrealized appreciation	7,564,947
Net realized and unrealized gain	18,039,631
Net increase in net assets resulting from operations	$16,126,416

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended September 30, 2023	For the Fiscal Year Ended September 30, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$(1,913,215)	$5,674,682
Net realized gain	10,474,684	5,869,944
Net change in unrealized appreciation (depreciation)	7,564,947	(679,328)
Net increase in net assets resulting from operations	16,126,416	10,865,298
Distributions to Common Shareholders:
Distributable earnings	(4,436,951)	(4,436,951)
Total distributions paid	(4,436,951)	(4,436,951)
Capital Share Transactions:
Reinvestment of distributions	4,984	—
Net increase in net assets from capital share transactions	4,984	—
Total increase in net assets	11,694,449	6,428,347
Net Assets:
Beginning of year	92,915,198	86,486,851
End of year	$104,609,647	$92,915,198
Share Transactions:
Shares reinvested (Note 8)	235	—
Net increase in shares outstanding	235	—

See Notes to Financial Statements.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Statement of Cash Flows

For the Fiscal Year Ended September 30, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$16,126,416
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(67,313,413)
Proceeds from disposition of long-term portfolio investments	94,886,885
Net purchases and sales of short-term portfolio investments	(2,085,842)
Return of capital distributions	3,693,483
Decrease in interest and dividends receivable	107,559
Increase in receivable for investments sold	(20,388,010)
Increase in tax reclaim receivable	(814,307)
Increase in receivable for fund shares sold	(4,984)
Increase in prepaid expenses	(3,628)
Increase in payable for deferred income taxes	1,006,000
Decrease in current income taxes	(81,922)
Increase in payable for credit facility interest	42,241
Decrease in payable for investments purchased	(174,940)
Increase in investment advisory fees payable	3,273
Increase in administration fees payable	491
Decrease in accrued expenses	(24,915)
Net change in unrealized appreciation on investments	(8,568,170)
Net realized gain on investments	(10,474,250)
Net cash provided by operating activities	5,931,967
Cash flows used for financing activities:
Net cash used for credit facility	(1,500,000)
Distributions paid to shareholders, net of reinvestments	(4,431,967)
Net cash used for financing activities	(5,931,967)
Net change in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Supplemental Disclosure of Cash Flow Information:
Income tax payments for the fiscal year ended September 30, 2022 that were paid in the current year with the tax filing amounted to $789,891.
Interest payments for the fiscal year ended September 30, 2023 totaled $1,158,996.
Non-cash financing activities not included consist of reinvestment of distributions for the year ended September 30, 2023 of $4,984.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Financial Highlights

	2023[1]	2022[1]	2021[1]	2020[1]	2019[1]	2018[2]*
Per Share Operating Performance:[3]
Net asset value, beginning of period	$18.85	$17.54	$10.26	$72.10	$94.90	$93.40
Net investment income (loss)[4]	(0.39)	1.15	0.74	(1.14)	(1.30)	(2.50)
Return of capital[4]	0.75	0.62	0.68	3.28	7.30	7.50
Net realized and unrealized gain (loss)[4,5]	2.91	0.44	6.76	(56.98)	(16.30)	5.90
Net increase (decrease) in net asset value resulting from operations	3.27	2.21	8.18	(54.84)	(10.30)	10.90
Distributions to Common Shareholders:
Dividends from distributable earnings	(0.90)	(0.90)	(0.90)	—	—	(3.30)
Return of capital distributions	—	—	—	(7.00)	(12.50)	(6.10)
Total dividends and distributions paid^	(0.90)	(0.90)	(0.90)	(7.00)	(12.50)	(9.40)
Net asset value, end of year	$21.22	$18.85	$17.54	$10.26	$72.10	$94.90
Market price, end of year	$21.20	$16.56	$13.91	$7.45	$71.20	$94.20
Total Investment Return based on Net asset value#	17.61%	12.50%	81.33%	(81.70)%	(10.92)%	12.33%[6]
Total Investment Return based on Market price†	34.33%	25.97%	101.50%	(86.71)%	(11.32)%	13.20%[6]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$104,610	$92,915	$86,487	$50,604	$308,114	$287,150
Ratio of expenses (benefit) to average net assets[7]	3.89%	2.36%	(0.64)%	6.95%	3.62%	3.68%[7]
Ratio of expenses to average net assets (excluding current tax expense)	3.20%	2.36%	4.31%	4.49%	3.62%	3.68%[7]
Ratio of expenses to average net assets (excluding current tax expense and interest expense)	2.03%	1.95%	2.59%	2.28%	1.89%	2.03%[7]
Ratio of net investment income (loss) to average net assets	(1.87)%	5.93%	5.00%	(3.44)%	(1.66)%	(3.22)%[7]
Ratio of expenses (benefit) to average managed assets[8]	3.23%	1.93%	(0.50)%	4.83%	2.49%	2.51%[7]
Portfolio turnover rate	60%	40%	34%	75%	56%	33%[6]
Credit facility, end of period (000's)	$20,000	$21,500	$21,600	N/A	$82,500	$79,100
Total amount of preferred shares outstanding (000's)	$—	$—	$—	$18,650	$50,000	$50,000
Asset coverage per $1,000 unit of senior indebtedness[9]	$6,230	$5,322	$5,004	$3,713	$3,325	$3,224
Asset coverage per preferred shares[10]	$—	$—	$—	$92,834	$179,057	$168,575
Liquidating preference for preferred shares	$—	$—	$—	$25,000	$25,000	$25,000

#  Total investment return based on net asset value ("NAV") is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

†  Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund's dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.

^  Distributions for annual periods determined in accordance with federal income tax regulations.

*  Following the close of business on February 2, 2018, Brookfield Public Securities Group LLC, replaced Center Coast Capital Advisors, LP as the investment adviser to the Fund. Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

1  For the Fiscal Years Ended September 30,

2  For the Ten Month Period Ended September 30, 2018.

3  The Fund had a 1-for-10 (1:10) reverse share split effective after market close on July 2, 2020. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse share split.

4  Per share amounts presented are based on average shares outstanding throughout the period indicated.

5  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

6  Not annualized.

7  Annualized.

8  Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

9  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

10  Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.

See Notes to Financial Statements.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

	2017[1]	2016[1]	2015[1]	2014[1]	2013[2]
Per Share Operating Performance:[3]
Net asset value, beginning of period	$112.20	$109.30	$201.10	$193.10	$190.60
Net investment loss[4]	(3.70)	(2.40)	(3.00)	(2.40)	(0.40)
Return of capital[4]	11.90	11.00	11.70	8.10	2.40
Net realized and unrealized gain (loss)[4,5]	(14.50)	6.80	(88.00)	15.80	1.50
Net increase (decrease) in net asset value resulting from operations	(6.30)	15.40	(79.30)	21.50	3.50
Distributions to Common Shareholders:
Dividends from distributable earnings	—	—	—	(11.80)	—
Return of capital distributions	(12.50)	(12.50)	(12.50)	(1.70)	(1.00)
Total dividends and distributions paid^	(12.50)	(12.50)	(12.50)	(13.50)	(1.00)
Net asset value, end of period	$93.40	$112.20	$109.30	$201.10	$193.10
Market price, end of period	$92.00	$115.80	$110.90	$194.90	$184.60
Total Investment Return based on Net asset value#	(6.59)%	15.62%	(40.75)%[6]	11.94%	1.88%[9]
Total Investment Return based on Market price†	(10.85)%	17.61%	(37.97)%[6]	13.49%	(7.18)%[9]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$229,811	$233,119	$215,962	$297,927	$286,009
Ratio of expenses (benefit) to average net assets[7]	3.51%	2.90%	(4.96)%	8.55%	8.25%[7]
Ratio of expenses to average net assets (excluding current tax expense)	3.51%	2.83%	2.53%	2.26%	2.08%[7]
Ratio of expenses to average net assets (excluding current tax and interest expense)	2.04%	2.06%	2.00%	1.85%	1.84%[7]
Ratio of net investment loss to average net assets	(3.33)%	(2.32)%	(1.82)%	(1.18)%	(1.31)%[7]
Ratio of expenses (benefit) to average managed assets[8]	2.31%	2.06%	(3.46)%	6.08%	6.34%[7]
Portfolio turnover rate	36%	62%	91%	105%	18%[9]
Credit facility, end of period (000's)	$66,500	$81,700	$79,600	$129,000	$100,500
Total amount of preferred shares outstanding (000's)	$50,000	$50,000	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[10]	$2,973	$2,770	$3,949	$3,310	$3,846
Asset coverage per preferred shares[11]	$139,905	$141,559	$—	$—	$—
Liquidating preference for preferred shares	$25,000	$25,000	$—	$—	$—

#  Total investment return based on net asset value ("NAV") is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

†  Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund's dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.

^  Distributions for annual periods determined in accordance with federal income tax regulations.

1  For the Fiscal Years Ended November 30,

2  Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share. Commencement of operations was September 26, 2013. Reflects the period from September 26, 2013 through November 30, 2013.

3  The Fund had a 1-for-10 (1:10) reverse share split effective after market close on July 2, 2020. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse share split.

4  Per share amounts presented are based on average shares outstanding throughout the period indicated.

5  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

6  Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund's transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

7  Annualized.

8  Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

9  Not annualized.

10  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

11  Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

September 30, 2023

1.  Organization

Center Coast Brookfield MLP & Energy Infrastructure Fund (the "Fund'') is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "CEN." The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certificate of Trust, and is governed by the laws of the state of Delaware. The Fund commenced operations on September 26, 2013.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

On March 30, 2023, the Board of Trustees of each of Center Coast Brookfield Midstream Focus Fund ("Focus Fund") and the Fund approved the proposed reorganization (the "Reorganization") of the Fund into Class I of the Focus Fund. At the Special Meeting held on August 16, 2023, the shareholders of the Fund approved the Reorganization. As a result of the Reorganization, common shareholders of the Fund received the number of the Fund shares corresponding to his or her proportionate interest in the common shares of the Fund less the costs of the Reorganization, as of the close of trading of the New York Stock Exchange on October 6, 2023. Details of the Reorganization are further described in Note 11—Subsequent Events.

The investment objective of the Fund is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships ("MLPs") and energy infrastructure companies. No assurance can be given that the Fund's investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$50,064,829	$—	$—	$50,064,829
Common Stocks	50,833,854	886,003	—	51,719,857
Money Market Fund	2,735,436	—	—	2,735,436
Total Investments	$103,634,119	$886,003	$—	$104,520,122

The fair value of the Fund's credit facility, which qualifies as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $20,000,000 for the credit facility presented in the Statement of Assets and Liabilities. As of September 30, 2023, this financial instrument is categorized as Level 2 within the disclosure hierarchy.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Private Investment
Balance as of September 30, 2022	$38,300,000
Accrued discounts (premiums)	—
Realized gain (loss)	6,674,805
Change in unrealized appreciation	(3,827,906)
Purchases at cost	—
Sales proceeds	(41,146,899)
Balance as of September 30, 2023	$—
Change in unrealized appreciation for Level 3 assets still held at the reporting date	$—

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund's investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.

Distributions to Shareholders: The Fund pays distributions on a quarterly basis. Declaration and payment of future distributions is subject to approval by the Fund's Board, as well as the Fund meeting the terms and covenants of any senior securities and the asset coverage requirements of the 1940 Act.

The Fund's dividend distribution policy is intended to provide quarterly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund's distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including return of capital, and estimated future cash flows. Because the Fund's distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund's distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund's distribution rate is not derived from the Fund's investment income or loss, the Fund's distributions may not represent yield or investment return on the Fund's portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund's net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

Distributions, if any, will be declared and distributed quarterly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or return of capital. This estimate is based on the Fund's operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund's investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

year. For the fiscal year ended September 30, 2023, the Fund estimates that its distributions may be largely characterized as qualified dividend income. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2024.

The portion of the Fund's distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund's Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund's strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund's distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

New Accounting Pronouncements:

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

3.  Derivative Instruments

Equity Option Contracts

When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or "OTC").

During the fiscal year ended September 30, 2023, there were no options traded and there were no option contracts outstanding.

4.  Federal Income Tax Information

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund's net deferred tax asset balance continues to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 0.92% for state and local tax.

The Fund's income tax provision consists of the following for the fiscal year ended September 30, 2023:

Deferred tax expense (benefit):
Federal	$12,399,496
State	321,547
Change in valuation allowance	(11,715,043)
Total deferred tax expense*	$1,006,000

* This amount is included within the Net change in unrealized appreciation (depreciation) on Deferred income taxes on the Statement of Operations.

Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the fiscal year ended September 30, 2023, as follows:

Amount
Application of statutory income tax rate	$3,386,547
State income taxes net of federal benefit	148,392
Effect of permanent & temporary differences	(76,158)
Change in estimated ordinary income recapture	1,006,000
Change in valuation allowance	(11,715,043)
Return to provision	8,256,262
Total income tax expense	$1,006,000

The Fund is structured and taxed as a C Corporation, which requires estimation of taxable income and payment of any estimated taxes to the IRS. Estimates are made with the best information available, and are subject to change.

The Fund's current income tax expense consists of ordinary income, taxed at the Fund's effective tax rate, which is primarily derived from the depreciation recapture from its MLP investments. The Fund's taxable income for the fiscal year ended September 30, 2022 was in excess of all previous and current net operating losses, resulting in a tax expense of $707,969 which was related to the prior year provision that was paid in the current year with the tax return filing. There was no current tax expense for the fiscal year ended September 30, 2023. The Fund is subject to limitations related to Federal tax rules for capital loss carryforwards, that do not allow the Fund to offset ordinary taxable income with capital loss carryforwards.

For the fiscal year ended September 30, 2023, the Fund's effective tax rate and the combined federal and state statutory rate was 21.92%.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

Components of the Fund's deferred tax assets and liabilities as of September 30, 2023 are as follows:

Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$168,839
Capital loss carryforward (tax basis)	53,688,486
Valuation allowance	(46,642,599)
Total deferred tax assets	7,214,726
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(7,214,726)
Ordinary income recapture	(1,006,000)
Total deferred tax liabilities	(8,220,726)
Total net deferred tax liability	$(1,006,000)

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund's assessment, it has determined that in the future it is more likely than not that the Fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of September 30, 2023, the Fund has determined that a valuation allowance of $46,642,599 was required as reflected in the table above.

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund's MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset (liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.

From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.

Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV, which could be material. Such changes could have a material impact on the Fund's NAV and results of operations with respect to the Fund's shareholders in the period it is

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established. Additionally, on a daily basis the Fund's NAV will include a deferred tax liability (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax liability or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. Changes to the Fund's portfolio may cause the Fund to dispose of its interests in MLPs, and as a result the Fund may experience recapture of past depreciation deductions and incur associated ordinary income. This income recapture may be in excess of the Fund's operating losses, creating potential current income tax due for the Fund, even if disposals are made at a loss.

As part of the sale of the Fund's interest in KKR Eagle Co-Invest LP ("KKR Eagle") after close of business on March 31, 2023, as explained in Note 6—Purchases and Sales of Investments, the Fund incurred foreign capital gains taxes of $898,766 as reflected in the Statement of Operations.

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

As of September 30, 2023, the Fund had net operating loss carryforwards for federal income tax purposes of $770,242, which do not expire.

As of September 30, 2023, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date:	Amount
9/30/2024	$2,252,086
9/30/2025	242,691,519
Total	$244,943,605

As of September 30, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$69,350,463	$36,451,289	$(1,281,630)	$35,169,659

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income (loss) from MLP K-1s, which is treated as an increase (decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

5.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund's average daily net assets plus the amount of borrowing for investment purposes ("Managed Assets").

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

The Fund has entered into an Administration Agreement with the Adviser, and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Sub-Administrator"), on behalf of the Fund. The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund's Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.

6.  Purchases and Sales of Investments

For the fiscal year ended September 30, 2023, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $67,313,413 and $95,785,651, respectively.

Pursuant to a purchase and sale agreement executed on March 29, 2023, the Fund sold its interest in KKR Eagle for a purchase price of $41,146,899, effective after close of business March 31, 2023. The Fund received sales proceeds of $18,860,370 during the year ended September 30, 2023 and is expected to receive the rest of the sale proceeds of $20,573,450 in March 2024, which is included within the Receivable for investments sold in the Statement of Assets and Liabilities. The purchaser of the KKR Eagle investment withheld foreign capital gains taxes of $1,713,079 from the total purchase price to be remitted to the tax authorities, of which the Fund has recorded a Tax reclaim receivable of estimate of $814,307 within the Statement of Assets and Liabilities as a receivable from the tax authorities which represents the amount expected to be refunded by the tax authorities after payment of tax expense of $898,766.

7.  Reverse Share Split

On July 6, 2020, the Fund executed a 1-for-10 (1:10) reverse share split prior to the open of trading on the NYSE. The reverse share split decreased the Fund's common shares outstanding. While the number of outstanding common shares declined, neither the Fund's portfolio holdings nor the total value of shareholders' investments in the Fund were affected as a result of the reverse share split. As a result of the reverse share split, shareholders' accounts reflect proportionally fewer common shares with a higher net asset value per common share.

All historical per share information has been retroactively adjusted to reflect this reverse share split. The NAV and shares outstanding of the Fund before the split was $1.17 and 49,299,453 and after the split was $11.70 and 4,929,945 after market close on July 2, 2020.

8.  Capital Shares

The Fund is authorized to issue unlimited common shares of beneficial interest, par value of $0.01 per share ("Common Shares"). Of the shares outstanding as of September 30, 2023 for the Fund, the Adviser owned 11,540 shares. The Fund's Board is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue. The Common Shares have no preemptive, conversion, exchange or redemption rights. The Common Shares have equal voting, dividend, distribution and liquidation rights, are fully paid and non-assessable. Shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.

The Fund issued 235 and 0 shares through its Dividend Reinvestment Plan (the "Plan") during the years ended September 30, 2023 and September 30, 2022, respectively.

The Board has approved a share repurchase plan. Under the current share repurchase plan, as of September 30, 2023, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

repurchase plan will remain in effect until December 5, 2024. The amount and timing of the repurchases will be at the discretion of the Fund's management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. As of September 30, 2023, the Fund has not repurchased any shares under the share repurchase program.

9. Credit Facility

The Fund has entered into a revolving credit agreement (the "Credit Agreement") with BNP Paribas Prime Brokerage International, Ltd. for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 1.05% plus the Overnight Bank Funding Rate ("OBFR") on the amount outstanding. As of September 30, 2023, the Fund had outstanding borrowings of $20,000,000. During the fiscal year ended September 30, 2023, the Fund had an outstanding average daily loan balance of $21,104,106 at a weighted average borrowing cost of 5.69%. The maximum amount outstanding during the period was $23,500,000 and the interest expense amounted to $1,201,237. As of September 30, 2023, the total value of the collateral was $45,820,110.

10. Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

As of October 5, 2023, the Fund paid off it's credit facility balance.

Fund Reorganization

The Reorganization as described in "Note 1—Organization" was structured to qualify as tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Fund's shareholders recognized no gain or loss for federal income tax purposes as a result. For financial reporting purposes, assets received and shares issued by the Focus Fund were recorded at market value; however, the cost basis of the investments received from the Fund was carried forward to align ongoing reporting of the Focus Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

September 30, 2023

Investments

The cost, fair value and net unrealized appreciation of the investments of the Fund as of the date of the Reorganization, was as follows:

Cost of investments	$52,827,764
Market Value of investments	81,989,916
Net unrealized appreciation of investments	$29,162,152

Share Transactions

The shares outstanding, net assets and NAV per share outstanding immediately before and after the Reorganization was as follows:

CEN—Prior to Reorganization
Shares outstanding	4,930,180
Net Assets	$102,926,486
NAV per share	$20.8768
CCC Class I—Prior to Reorganization
Shares outstanding	105,847,381
Net Assets	$503,890,112
NAV per share	$4.7605
CCC Class I—Post Reorganization
Shares outstanding(1)	127,468,164
Net Assets(1)	$606,816,598
NAV per share	$4.7605

(1) The total number of shares issued in the Reorganization was 21,620,783. Fractional Fund shares were not issued in the Reorganization.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that other than items listed herein, there are no additional events that require recognition or disclosure in the financial statements.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of Center Coast Brookfield MLP & Energy Infrastructure Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Center Coast Brookfield MLP & Energy Infrastructure Fund (the "Fund"), including the schedule of investments, as of September 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from September 26, 2013 through November 30, 2013, the years ended November 30, 2014, 2015, 2016, and 2017, the ten month period ended September 30, 2018, and the years ended September 30, 2019, 2020, 2021, 2022, and 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the period from September 26, 2013 through November 30, 2013, the years ended November 30, 2014, 2015, 2016, and 2017, the ten month period ended September 30, 2018, and the years ended September 30, 2019, 2020, 2021, 2022, and 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the five years or periods preceding the period ended September 30, 2018 were audited by other auditors whose reports expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Chicago, Illinois
November 28, 2023

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Compliance Certification (Unaudited)

On September 12, 2022, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting, as applicable.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Proxy Results (Unaudited)

The shareholders of the Center Coast Brookfield MLP & Energy Infrastructure Fund (the "Fund") voted on the following proposal at a special meeting of shareholders held on Wednesday, August 16, 2023, at 8:30 a.m., Eastern Time. The description of the proposal and number of shares voted are as follows:

To consider and approve an Agreement and Plan of Reorganization, as it may be amended from time to time (the "Reorganization Agreement"), which provides for (i) the transfer of all of the assets of Center Coast Brookfield MLP & Energy Infrastructure Fund (the "Target Fund") to Center Coast Brookfield Midstream Focus Fund (the "Acquiring Fund" or "FOCUS"), a series of Brookfield Investment Funds, in exchange for the assumption by the Acquiring Fund of all liabilities of the Target Fund and the issuance to the Target Fund of shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

The results were as follows:

Shares Voted For	Shares Voted Against	Shares Voted Abstain
3,256,623	51,074	34,811

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of Center Coast Brookfield MLP & Energy Infrastructure Fund (the "Fund"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Fund, considered and approved the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Brookfield Public Securities Group LLC (the "Adviser" or "Brookfield"), for a successive one-year period at an in-person meeting held on May 18-19, 2023 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield's general compliance policies and procedures and the services that it provides; (f) information on Brookfield's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield who are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund's third-party service providers. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.

In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees' experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield's culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield's reputation and its

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

experience serving as an investment adviser and the experience of the teams of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment fund and institutional clients. The Board also reviewed Brookfield's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Trustees, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund ("Peer Universe") and to an appropriate index or combination of indices identified by Broadridge (the "Broadridge Index"), as well as a focused peer group identified by Brookfield ("Peer Group") and the Fund's benchmark index (the "Benchmark Index"). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund's performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management also discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2023. The Fund's performance relative to the median of the Fund's Peer Universe and Peer Group is described below, and for periods with performance that ranked below the median for its Peer Universe, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance.

Center Coast Brookfield MLP & Energy Infrastructure Fund. The Fund's performance was above the median of its Peer Universe for the one-year period (second quintile) and below the median for the three- and five-year periods (fourth quintile and fifth quintile, respectively), as well as for the since inception period (fifth quintile). The Fund outperformed its Broadridge Index for the one- and three-year periods and underperformed its Broadridge Index for the five-year period and the since inception period. In addition, the Fund's performance was below the median of its Peer Group for the quarter ended March 31, 2023, above the median of its Peer Group for the one-year period, and below the median for all other periods and since inception. The Fund underperformed its index for all periods.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield or its affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund's expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board acknowledged that it was difficult to make precise comparisons with other fund in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreement is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. In reviewing the expense rankings, the Board noted that a fund with fees

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Center Coast Brookfield MLP & Energy Infrastructure Fund. The Fund's contractual management fees at common asset levels ($100 million) were above the median of its Expense Group (ranked 13/16). The Fund's actual total expenses for common and leveraged assets were below the median of its Expense Group (ranked 6/16) and Expense Universe (ranked 9/20). The Fund's actual total expenses for only common assets were below the median of its Expense Group (ranked 6/16) and Expense Universe (ranked 9/20). The Fund's actual total expenses excluding investment related expenses and taxes for common and leveraged assets were above the median of its Expense Group (ranked 16/16) and Expense Universe (ranked 20/20). The Fund's actual total expenses excluding investment related expenses and taxes for only common assets were above the median of its Expense Group (ranked 13/16) and Expense Universe (ranked 17/20). The Fund's actual management fees for common and leveraged assets were above the median of its Expense Group (ranked 14/16) and Expense Universe (ranked 17/20). The Fund's actual management fees for only common assets were above the median of its Expense Group (ranked 13/16) and Expense Universe (ranked 15/20). The Fund's actual non-management expenses for common and leveraged assets were above the median of its Expense Group (ranked 15/16) and Expense Universe (ranked 18/20). The Fund's actual non-management expenses for only common assets were above the median of its Expense Group (ranked 15/16) and Expense Universe (ranked 19/20). The Fund's investment related expenses and taxes for common and leveraged assets were below the median of its Expense Group (ranked 1/16) and Expense Universe (ranked 4/20). The Fund's investment related expenses and taxes for only common assets were below the median of its Expense Group (ranked 1/16) and Expense Universe (ranked 4/20). The Board noted management's discussion regarding the Fund's expenses.

The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, as applicable, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the higher demands placed on Brookfield's investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund; the greater entrepreneurial risk in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund are subject in comparison to institutional or separately managed accounts.

The Board also considered Brookfield's profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received a memorandum and reviewed financial information relating to Brookfield's financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield's ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund's profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex.1 In analyzing Brookfield's profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities across Brookfield's key business lines. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.

1 As of the date of the Meeting, the Brookfield Fund Complex was comprised of Brookfield Investment Fund (6 series of underlying portfolios), Brookfield Real Assets Income Fund, Inc. (NYSE: RA), Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) and Oaktree Diversified Income Fund Inc. (the "Brookfield Fund Complex").

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Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with the high-quality services that it had provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield's brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield to the Fund.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Additional Information Regarding the Fund (Unaudited)

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is to seek provide a high level of total return with an emphasis on distributions to shareholders. The "total return" sought by the Fund includes appreciation in the net asset value ("NAV") of the Fund's common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions paid out of the distributions received by the Fund from its portfolio investments, but characterized as return of capital for U.S. federal income tax purposes as a result of the tax characterization of the distributions received by the Fund from the MLPs in which the Fund invests.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships ("MLPs") and energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in this Proxy Statement/Prospectus) in securities of MLPs and energy infrastructure companies.

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares (which represent an ownership interest issued by an affiliated party of a MLP) and debt securities of MLPs.

The Fund considers a company to be an "infrastructure company" if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Fund considers an infrastructure company to be an "energy infrastructure company" if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

The Fund currently expects that under normal market conditions a significant portion of its investments will be in "midstream" MLPs. Midstream MLPs are engaged in the treating, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids (including propane, ethane, butane and natural gasoline), crude oil, refined petroleum products (including gasoline, diesel fuel and jet fuel), other hydrocarbon by-products and other energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies. At any given time the Fund anticipates making investments in a limited number of carefully selected private company investments that the Fund may need to hold for several years. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund's private company investments may include investments in entities formed to own and operate particular energy infrastructure assets. The Fund may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms. However, the Fund will not invest in private equity funds or other privately offered pooled investment funds.

The Fund may invest up to 10% of its Managed Assets in securities of issuers located outside of North America.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Additional Information Regarding the Fund (Unaudited) (continued)

The Fund invests primarily in equity securities, but may invest up to 10% of its Managed Assets in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P") or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. Below investment grade securities, which are commonly referred to as "high yield" securities or "junk bonds" are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due. Investments in debt securities of MLPs or energy infrastructure companies are included for purposes of the Fund's policy of investing at least 80% of its Managed Assets in securities of MLPs and energy infrastructure companies (the "80% Policy").

Investment Process. The Adviser combines energy sector operational expertise with financial market expertise to identify investments in securities of MLPs and energy infrastructure companies. The Adviser seeks to draw upon its unique experience to conduct thorough due diligence from an owner-operator perspective, utilizing its extensive network of relationships to identify both public and private MLP and energy infrastructure company investment opportunities. The Adviser's due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. Next the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise and strength of their business plan and their ability to execute it. Included in the diligence process is also an assessment of trading dynamics, including liquidity, identity and concentration of large holders, equity overhang and float.

The Adviser intends to construct the Fund's portfolio utilizing a three-pronged approach.

The Adviser targets a "core" portfolio in which it seeks to own the highest quality midstream MLPs. Core investments possess the most durable long term cash flows in order to seek to maximize risk-adjusted total returns to shareholders with an emphasis on cash distributions. Generally, the Fund anticipates making core investments in MLPs and energy infrastructure companies that have (i) traditional fee-based businesses, (ii) high barriers to entry, (iii) low direct commodity price exposure and (iv) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

In addition to this "core" portfolio, the Fund may invest a portion of its portfolio in shorter-term investments. These opportunistic transactions may be based on the Adviser's view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuer-specific developments.

Finally, the Fund may allocate up to 20% of its portfolio to private investment opportunities. At any given time the Fund anticipates making investments in a limited number of carefully selected private investments that the Fund may need to hold for several years. The Adviser believes it is uniquely positioned to analyze private investment opportunities sourced directly or co-investment opportunities made available to the Adviser by private equity firms or other sources. The breadth of Adviser personnel's mergers and acquisitions background provides for a network of deep relationships with investment banking groups, management teams, private equity firms and significant shareholders seeking liquidity. The Fund's private investments may include investments in entities formed to own and operate particular energy infrastructure assets, but will not include interests in private investment funds. Many of the private investment opportunities are centered around assets or companies which may not have a great deal of publicly available information. The experience of the Adviser's senior professionals in owning and operating midstream and energy infrastructure assets gives it the unique ability to assess the operating environment of private investment opportunities including, but not limited to, competitive environment, contract structure and operating risk.

Master Limited Partnerships or MLPs. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income

Brookfield Public Securities Group LLC

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Additional Information Regarding the Fund (Unaudited) (continued)

tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the MLP must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide.

MLPs typically have two classes of interests—general partner interests and limited partner interests. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP. Limited partners own the remainder of the MLP and have a limited role in the MLP's operations and management.

MLPs currently operate primarily within the energy sector. The Fund currently expects that under normal market conditions a significant portion of its investments will be in "midstream" MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, many pipeline MLPs may have less direct commodity price exposure relative to energy companies that own the relevant commodities because they do not own the product being shipped, but pipeline MLPs may nonetheless be indirectly impacted by fluctuations in commodity prices. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids. Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

Other MLPs in which the Fund may invest may be classified as upstream MLPs, downstream MLPs, services MLPs, propane MLPs, coal MLPs, marine transportation MLPs or natural resources MLPs.

Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil from geological reservoirs. An upstream MLP's cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and crude oil produced and the demand for and price of such commodities.

Downstream MLPs are businesses engaged in refining, marketing and other "end-customer" distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity.

Services MLPs are engaged in the provision of services to energy-related businesses, such as oilfield services companies, which provide services to the petroleum exploration and production industry but do not produce or distribute petroleum themselves, gas compression companies and producers and providers of sand used in hydraulic fracturing.

Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers.

Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical coal. The primary use of steam coal is for electrical generation, as a fuel for steam-powered generators by electrical utilities. The primary use of metallurgical coal is in the production of steel.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Additional Information Regarding the Fund (Unaudited) (continued)

Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats.

Natural resources MLPs include MLPs principally engaged in owning or developing non-energy natural resources, including timber and minerals.

Energy Infrastructure Companies. The Fund considers a company to be an "infrastructure company" if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Fund considers an infrastructure company to be an "energy infrastructure company" if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

Energy infrastructure companies in which the Fund will invest may include companies involved in (i) exploration, development, production, gathering, treating, transportation, processing, fractionation, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, plastics and other hydrocarbon products, coal or other natural resources used to produce energy sources; (ii) provision of services and logistics with respect to the foregoing activities; and/or (iii) generation, transmission, sale or distribution of electric energy.

Short Sales. The Fund may engage in short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its Managed Assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker- dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may engage in short sales in connection with paired long-short trades to arbitrage pricing disparities in securities issued by MLPs and energy infrastructure companies or between MLPs and energy infrastructure companies and their affiliates.

Financial Leverage. The Fund currently intends to seek to enhance the level of its current distributions by utilizing financial leverage through borrowing, including loans from financial institutions, or the issuance of commercial paper or other forms of debt ("Borrowings"), through the issuance of senior securities such as preferred shares ("Preferred Shares"), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively "Financial Leverage"). The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Borrowings in an aggregate amount up to 331/3% of the Fund's total assets immediately after such Borrowing and may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Fund's total assets immediately after such issuance. Under current market conditions, the Fund intends to utilize Financial Leverage through Borrowings from certain financial institutions and through the issuance of Preferred Shares in an amount ranging from 25% to 33% of the Fund's Managed Assets, including the proceeds of such Financial Leverage. The

Brookfield Public Securities Group LLC

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Additional Information Regarding the Fund (Unaudited) (continued)

Fund may also utilize Borrowings in excess of such limits for temporary purposes such as the settlement of transactions.

The Fund has established a revolving credit agreement (the "Credit Agreement") with BNP Paribas Prime Brokerage International, Ltd. ("BNPP") for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Effective June 1, 2022, the Fund pays interest in the amount of 1.05% plus the Overnight Bank Funding Rate on the amount outstanding. Prior to June 1, 2022, the Fund paid interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. As of September 30, 2022, the Fund had outstanding borrowings of $21,500,000. During the fiscal year ended September 30, 2022, the Fund had an outstanding average daily loan balance of $21,040,000 at a weighted average borrowing cost of 1.87%. The maximum amount outstanding during the fiscal year was $22,600,000 and the interest expense amounted to $393,499. As of September 30, 2022, the total value of the collateral was $47,994,790.

So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's common shares. Any use of Financial Leverage must be approved by the Board. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets, which may create a conflict of interest between the Adviser and common shareholders. Because the Financial Leverage costs are borne by the Fund at a specified rate, only the Fund's common shareholders will bear the cost associated with Financial Leverage. Borrowings (and any Preferred Shares) have seniority over common shares.

In connection with the Fund's use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. The Fund would use interest rate swaps or caps to seek to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

Other Policies and Strategies

Derivatives Transactions. The Fund may, but is not required to, use various derivatives transactions in order to earn income or enhance total return, facilitate portfolio management and mitigate risks. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and debt indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

Other Investment Funds. The Fund may invest up to 20% of its Managed Assets in securities of other investment funds, including registered closed-end or open-end investment companies, including exchange-traded funds. The Adviser generally expects that it may invest in other investment funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from an offering of common shares or during periods when there is a shortage of attractive securities available in the market. To the extent that the Fund invests in other investment companies that invest primarily in MLPs or energy infrastructure companies, the value of such investments will be counted for purposes of the Fund's 80% Policy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Additional Information Regarding the Fund (Unaudited) (continued)

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements will be treated as subject to investment restrictions regarding "borrowings."

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's Managed Assets.

Temporary Defensive Investments. At any time when a temporary defensive posture is believed by the Adviser to be warranted (a "temporary defensive period"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Investment Risks

The Fund may be subject to certain risks associated with its investments and investment strategies, including:

Not a Complete Investment Program. An investment in the common shares of the Fund should not be considered a complete investment program. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. Each common shareholder should take into account the Fund's investment objective as well as the common shareholder's other investments when considering an investment in the Fund.

Investment and Market Risk. An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States following the presidential election), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund's investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Additional Information Regarding the Fund (Unaudited) (continued)

in impediments to the normal functioning of workforces, including personnel and systems of the Fund's service providers and market intermediaries.

The value of the securities owned by the Fund will affect the value of the common shares. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risks of Investing in MLP Units. An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP's partnership agreement, or to take other action under the partnership agreement of that MLP would constitute "control" of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP's general partner, and capital markets risk.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a tax-efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Tax Risks. The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax-related risks.

MLP Tax Risk. The Fund's ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLPs, which is something over which the Fund will have no control. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a

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corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and generally causing such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

In addition, the U.S. tax code and regulations generally require that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Accordingly, even if an MLP in which we invest were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties (even if the Fund was not a direct or indirect partner of such MLP during the period corresponding to the audit adjustment), which would reduce the value of the common shares.

Deferred Tax Risks of MLP Investments. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected by a reduction in the Fund's adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of its allocable share of an MLP's income that is not offset by its allocable share of tax deductions. The percentage of an MLP's income that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. In addition, if the Fund's portfolio turnover increases, the Fund may realize more gains on the disposition of portfolio investments, increasing the Fund's earnings and profits and decreasing the portion of the Fund's distributions characterized as tax- deferred return of capital. This generally would result in lower after-tax distributions to shareholders.

Unlike MLPs, which are generally treated as partnerships for U.S. federal income tax purposes, non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments.

For example, a significant portion of the distributions received by the Fund from the MLPs in which it invests have historically consisted of return of capital for U.S. federal income tax purposes. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income, which may result in the Fund having a larger corporate income tax expense, which may result in less cash available to distribute to common shareholders.

In addition, as a result of the character of the distributions received by the Fund from the MLPs in which it invests, historically a significant portion of the distributions made by the Fund to the holders of its common shares have consisted of return of capital for U.S. federal income tax purposes. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a lesser percentage of future distributions by the Fund to holders of its common shares may be treated as a return of capital for U.S. federal income tax purposes and a greater percentage of future distributions may be treated as dividend payments taxable as ordinary income or qualified dividend income to Fund shareholders.

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Because the Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund's net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund's net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP's tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund's adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund's sale of a portfolio security, the Fund will be liable for previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund's deferred tax liability assumptions for purposes of computing the Fund's net asset value per share, which would result in an immediate reduction of the Fund's net asset value per share, which could be material.

The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund's future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund's net asset value. A deferred tax asset may be used to reduce a subsequent period's income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund's deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund's deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund's net asset value per share; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund's net asset value, the application of such final valuation allowance could have a material impact on the Fund's net asset value.

The Fund's deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund's deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund's estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the estimate of the Fund's deferred tax liability and/or asset balances used to calculate the Fund's net asset value could vary dramatically from the Fund's actual tax liability, and, as a result, the determination of the Fund's actual tax liability may have a material impact on the Fund's net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share, which could be material.

Tax Law Change Risk. Changes in the tax laws, or interpretations thereof, could adversely affect the Fund, the MLPs in which the Fund invests and/or the Fund's shareholders. For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP's current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund and its shareholders.

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Tax Reporting Risk. Shareholders in the Fund will receive a single Form 1099 from the Fund annually, while the Fund will receive Schedules K-1 from each MLP in which they are invested. However, the MLPs in which the Fund invests generally will not deliver their Schedule K-1s to the Fund until after the Fund must deliver Forms 1099 to its shareholders. If the Schedule K-1s received by the Fund show that the Fund's estimates regarding its income attributable to such MLPs were incorrect, the Fund may have to send corrected Form 1099s to its shareholders, which may result in a shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.

Affiliated Party Risk. Certain MLPs and energy infrastructure companies in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such entities and ability of such entities to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk. A substantial percentage of the Fund's assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks and other equity securities of energy infrastructure companies. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLP, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the Adviser to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common unit, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.

The Fund may invest in equity securities of other energy infrastructure companies. Non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments. The prices of equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities in which the Fund invests. Equity securities are structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and are therefore inherently more risky and may experience significantly greater price volatility than preferred stock or debt instruments of such issuers.

Non-Diversification and Private Investment Risk. The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. Accordingly, the Fund

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may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund's portfolio is currently concentrated in a limited number of holdings. As a result, an investment in the Fund may present a greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

Pembina Gas Infrastructure, Inc. focuses on providing natural gas gathering and natural gas liquids processing service solutions to the producer community in Alberta and British Columbia, Canada. In addition to the risks generally applicable to energy sector companies, as set forth under "Energy Sector Risks," gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

The Fund's investment in private companies cause the Fund to be more susceptible to risks associated with such investment. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. Private investments are typically illiquid and the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Further, the Fund values private company investments in accordance with valuation guidelines adopted by the Board. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. The Fund may be a co-investor in private investment opportunities sourced by third party investors. While the Adviser will conduct independent due diligence before entering into any such investment, the Fund may have limited, if any governance, voting or consent rights, and the Fund's ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. See "Risks Associated with Private Company Investments" below.

Concentration Risk. Because the Fund is concentrated in MLP and energy infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. A downturn in such sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks. The MLPs and energy infrastructure companies in which the Fund invests operate in the energy sector of the economy. As a result, the Fund will be more susceptible to adverse economic, political, legislative or regulatory occurrences affecting the energy sector. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors of the economy. Recently, the performance of securities of companies in the energy sector has lagged the performance of other sectors and the broader market as a whole. Risks associated with investments in MLPs and energy infrastructure companies include the following:

Commodity Price Risk. MLPs and energy infrastructure companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short-and long-term. Fluctuations in energy commodity prices would directly impact companies that own such commodities and could indirectly impact MLPs and energy infrastructure companies that engage in transportation, storage, processing, distribution or marketing of such commodities. Fluctuations in energy commodity prices can result from

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changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries ("OPEC"), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods, among others.

Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and energy infrastructure companies. Recently, oil prices have declined significantly and experienced significant volatility. This may adversely impact MLPs and energy infrastructure companies. Such companies' growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact the net asset value of the common shares and the ability of the Fund to continue to pay dividends at current levels.

Supply and Demand Risk. MLPs and energy infrastructure companies may be impacted by the levels of supply and demand for energy commodities. MLPs and energy infrastructure companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, catastrophic events, pandemic, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, import volumes, international politics, policies of OPEC, and increased competition from alternative energy sources, among others. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries), increased taxation, increased environmental or other governmental regulation, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, and increased commodity prices, among others.

Depletion Risk. MLPs and energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Lack of Diversification of Customers and Suppliers. Certain MLPs and energy infrastructure companies depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and energy infrastructure companies depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such companies' results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Regulatory Risk. The energy sector is highly regulated. MLPs and energy infrastructure companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies.

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Examples of governmental regulations which impact MLPs and energy infrastructure companies include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations and permits issued under them is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties including civil fines, injunctions or both. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk. There is an inherent risk that MLPs and energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and energy infrastructure companies, and the cost of any remediation that may become necessary. MLPs or energy infrastructure companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the Federal Clean Air Act ("Clean Air Act") and comparable state laws and regulations that impose obligations related to air emissions, (ii) the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act ("RCRA") and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), also known as "Superfund," and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. There is an inherent risk that MLPs and energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and energy infrastructure companies. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs and energy infrastructure companies may not be able to recover these costs from insurance.

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Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. Such measures, including carbon taxes or future emission restrictions or regulations, could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. The potential for the imposition of such measures may negatively impact energy infrastructure entities generally.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency ("EPA") has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund's investments.

Acquisition Risk. MLPs and energy infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and energy infrastructure companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs and other Fund investments are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and energy infrastructure companies to carry out acquisitions or expansions in a cost- effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and energy infrastructure companies in which the Fund invests. Rising interest rates may also impact the price of the securities of MLPs and energy infrastructure companies as the yields on alternative investments increase. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Weather Risks. Weather plays a role in the seasonality of some MLPs' and energy infrastructure companies' cash flows. MLPs and energy infrastructure companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs and energy infrastructure companies experience decreased demand for their product. Although most MLPs and energy infrastructure companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect MLPs and energy infrastructure companies from the unpredictability of the weather. Further, climate change may result in increases in the frequency and severity of adverse weather events. The damage done by extreme weather also may serve to increase many MLPs' and energy infrastructure companies' insurance premiums and could adversely affect such companies' financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk. MLPs and energy infrastructure companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum, petrochemicals and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to

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facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions. MLPs and energy infrastructure companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, adding additional services or securing additional long-term contracts. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and energy infrastructure companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from MLPs and energy infrastructure companies that grow through acquisitions.

Technology Risk. Some MLPs and energy infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by MLPs and energy infrastructure companies may not result in viable methods or products. Energy Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some MLPs and energy infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such MLPs and energy infrastructure companies may be considerably more volatile than that in more established segments of the economy.

Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and energy infrastructure companies in which the Fund invests and/or the energy sector generally.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP's or energy infrastructure company's ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy infrastructure entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy infrastructure entity. Oil and gas energy infrastructure companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Recent Developments Regarding the Energy Sector.

Recent Developments Regarding Commodity Prices. Prices of oil and other energy commodities have experienced significant volatility during recent years, including a period where an oil-price futures contract fell into negative territory for the first time in history. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly

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affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. As a result, many companies in which the Fund may invest have been and may continue to be adversely impacted by declines in, and volatility of, prices of energy commodities. Demand for energy commodities may decline from time-to-time. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities, exacerbating oversupply of such commodities and further reducing commodity prices. Continued low prices for energy commodities, or continued volatility of such prices, could further erode such companies' growth prospects and negatively impact such companies' ability to sustain attractive distribution levels, would could adversely impact the net asset value of the common shares and the ability of the Fund to continue to pay distributions on the common shares at current levels. Because the Fund is focused in MLP and energy infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with energy commodity prices than an investment company that does not concentrate in such sector.

Recent Developments Regarding MLP Distributions. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and energy infrastructure companies. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity's operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. Such distribution reductions could adversely impact the ability of the Fund to continue to pay distributions on the common shares at current levels.

Recent Developments Regarding MLP Debt Restructurings. Adverse developments in the energy sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Fund, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on the Fund as an investor in the MLP.

Industry Specific Risks. MLPs and other issuers are also subject to risks that are specific to the industry in which they operate.

Midstream. Midstream MLPs and energy infrastructure companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources, including crude oil, and has drastically increased the price volatility of natural resources and midstream MLPs and energy infrastructure companies. An extended period of reduced (or negative) prices may significantly lengthen the time that midstream MLPs and energy infrastructure companies would need to recover after a stabilization of prices.

Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets

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served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir.

In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company's financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Downstream. Downstream companies are businesses engaged in refining, marketing and other "end-customer" distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.

Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. An extended period

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of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices. In addition, hydraulic fracturing, a technique used in the completion of some oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, regulations. The oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto, among others.

Fracturing Services. Changes in laws or government regulations regarding hydraulic fracturing could increase a company's costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Hydraulic fracturing involves the injection of water, sand or an alternative proppant and chemicals under pressure into target geological formations to fracture the surrounding rock and stimulate production. Recently, there has been increased public concern regarding an alleged potential for hydraulic fracturing to adversely affect drinking water supplies, and proposals have been made to enact separate federal, state and local legislation that would increase the regulatory burden imposed on hydraulic fracturing. Congress has in recent legislative sessions considered legislation to amend the Safe Water Drinking Act (the "SDWA"), including legislation that would repeal the exemption for hydraulic fracturing from the definition of "underground injection" and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance on February 11, 2014 addressing the performance of such activities using diesel fuels in those states where EPA is the permitting authority.

Presently, hydraulic fracturing is regulated primarily at the state level, typically by state oil and natural gas commissions and similar agencies. Several states, such as Texas and Pennsylvania, have either adopted or proposed laws and/or regulations to require oil and natural gas operators to disclose chemical ingredients and water volumes used to hydraulically fracture wells, in addition to more stringent well construction and monitoring requirements. The availability of information regarding the constituents of hydraulic fracturing fluids could make it easier for third parties opposing the hydraulic fracturing process to initiate legal proceedings based on allegations that specific chemicals used in the fracturing process could adversely affect groundwater. Disclosure of proprietary chemical formulas to third parties or to the public, even if inadvertent, could diminish the value of those formulas and could result in competitive harm to companies. Various federal, state and local limitations may prohibit or restrict drilling and hydraulic fracturing operations in certain locales including geographic locales considered environmentally sensitive such as wetlands, endangered species habitats, floodplains, and the like. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company's business.

Propane. Propane MLPs and energy infrastructure companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLPs and energy infrastructure companies with coal assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. MLPs and energy infrastructure companies with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

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Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile due to the many conditions and factors that may affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund's portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Natural Resources. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund's investments in MLPs and energy infrastructure companies in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources sector would need to recover after a stabilization of prices. The stock prices of companies in the natural resources sector may also experience greater price volatility than other types of common stocks. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Services. In addition to other risks associated with energy companies described herein, MLPs and energy infrastructure companies engaged in the provision of services to energy-related businesses may be subject to more volatile income streams relative to other types of MLPs and energy infrastructure companies. Service companies may not have long term service contracts with their customers.

Small Capitalization Risk. The Fund may invest in securities of MLPs and energy infrastructure companies that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and energy infrastructure companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization MLPs and energy infrastructure companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Liquidity Risk. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets, measured at the time of investment, in unregistered or restricted securities, including securities issued by private companies. The illiquidity of such investments may make it difficult for the Fund to sell such investments if required. As a result, the Fund may realize significantly less than the value at which it values such investments. In addition, significant

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changes in the capital markets, including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Fund plans on holding such investments to maturity).

Because a significant portion of the Fund's Managed Assets consist of illiquid investments, to the extent that the Fund needs to dispose of portfolio holdings, including to generate cash to pay distributions, pay operating expenses of the Fund or fund reductions of leverage, either at the discretion of the Fund or to maintain asset coverage levels required by the 1940 Act or the terms of any such leverage instruments, the Fund may be required to dispose of more liquid holdings at times or on terms that the Fund would otherwise consider undesirable. These risks may be greater during periods of adverse or volatile market conditions such as have been experienced recently.

Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay.

Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Risks Associated with Private Company Investments. The Fund intends to invest in a limited number of private investments, and at times may devote its assets allocable to private investments to a single investment opportunity. Such a focus of the Fund's private investments in a single or small number of investment opportunities will cause the Fund to be more susceptible to risks associated with each such investment. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund's investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold

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controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund's interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund's private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board that the Board believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund's investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund's other investments. The Fund's net asset value could be adversely affected if the Fund's determinations regarding the fair value of the Fund's investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Private Debt Securities Risk. Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Fund will invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated.

Reliance on the Adviser Risk. The Fund may enter into private investments identified by the Adviser, in which case the Fund will be more reliant upon the ability of the Adviser to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser's diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund's returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors, such as private equity firms. While the Adviser will conduct independent due diligence before entering into any such investment, the Fund's ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor's ability to research, analyze, negotiate and monitor such investments, but also on the lead investor's ability to successfully oversee the operation of the company's business. The Fund's ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that

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may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund's ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund's valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Risks Associated with Direct Investment in Energy Infrastructure Assets. The Fund may invest in entities formed to own and operate particular energy infrastructure assets. Such investments will be dependent upon the success of third-party operators retained by the investors, including the Fund, to manage such assets. Such investments may subject the Fund to increased operational risks associated with the operation of infrastructure assets. Investments in infrastructure assets may be subject to greater risks associated with their illiquidity and valuation.

Greenfield Projects Risks. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. The Fund may invest in the equity of greenfield projects or the secured debt of greenfield projects. However, the Fund's investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings ("IPOs") are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund's investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Unseasoned Companies Risk. The Fund may invest in companies that (together with their predecessors) have limited operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

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Risks Associated with a Private Investment in Public Equity Transactions. Investors in private investment in public equity ("PIPE") transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and energy infrastructure companies. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity's operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or energy infrastructure company has available for distribution in a given period. Reductions in distributions paid by energy infrastructure entities held by the Fund may reduce the value of such holdings, and as a result, the value of the Fund's common shares and Preferred Shares. In addition, any such reductions in distributions paid by energy infrastructure entities may adversely impact the Fund's ability to maintain its distribution rate.

Valuation Risk. Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs (including private MLPs) and other private issuers and direct investments in infrastructure assets. The value of such investments will be determined by fair valuations determined by the Board or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board. Proper valuation of such investments may require more reliance on the judgment of the Adviser than for valuation of securities for which an active trading market exists.

In calculating the Fund's net asset value, the Fund will account for deferred tax assets or liabilities, which reflect taxes on unrealized gains or losses, which are attributable to the temporary differences between fair market value and tax basis of the Fund's assets, the net tax effects of temporary differences between the carrying amounts of the Fund's assets and liabilities for financial reporting purposes relative to the amounts used for income tax purposes and the net tax benefit of accumulated net operating losses and capital losses. A deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years. A deferred tax asset is recognized for temporary differences that will result in deductible amounts in future years and for carryforwards. A deferred tax asset may be used to reduce a subsequent period's income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset, the Fund will periodically assess whether a valuation allowance is required, considering all positive and negative evidence related to the realization of the deferred tax asset. The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of common shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

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Debt Securities Risks

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk. Interest rate risk is the risk that debt securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Prevailing interest rates may be adversely impacted by market and economic factors. If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Fund's investments. Increases in interest rates may adversely affect the Fund's ability to achieve its investment objective.

During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

In typical interest rate environments, prices of debt securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of debt securities with shorter-term maturities. Because the Fund may invest a portion of its assets in debt securities without regard to their maturities, to the extent the Fund invests in debt securities with longer maturities, the net asset value and market price of the common shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term debt securities.

Market interest rates for investment grade debt securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and may increase the degree to which asset values may decline in such events.

While interest rates are near historically low levels, during periods of declining interest rates, the issuer of a debt security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. The Fund may invest in debt securities rated below investment grade (that is, rated Ba or lower by Moody's, BB or lower by S&P or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. Below investment grade securities are commonly referred to as "high yield" securities or "junk bonds." Investment in securities of below investment grade quality involves substantial risk of loss, the risk of which is particularly acute under current conditions. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. The ratings of Moody's, S&P and other statistical rating organizations generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a

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security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Preferred Securities Risks. There are special risks associated with investing in preferred securities. Preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. Preferred securities are subordinated to bonds and other debt securities in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt securities. Preferred securities may be less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors/trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Instruments Risk. The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt securities have characteristics of both debt and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with debt securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other debt characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries, and there may be greater levels of price volatility in foreign markets. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In

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addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund's investments in foreign securities may include ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Continuing uncertainty as to the status of the European Economic and Monetary Union ("EMU") and the potential for certain countries (such as those in the United Kingdom) to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments.

On January 31, 2020, the United Kingdom officially withdrew from the EU and the two sides entered into a transition phase, scheduled to conclude on December 31, 2020, where the United Kingdom effectively remains in the EU from an economic perspective, but no longer has any political representation in the EU parliament. During this transition phase, which could be extended beyond December of 2020, the United Kingdom is expected to negotiate a new trade deal with the EU. Due to political uncertainty, it is not possible to anticipate whether the United Kingdom and the EU will be able to agree and implement a new trade agreement or what the nature of such trade arrangement will be. Throughout the withdrawal process and afterward, the impact on the United Kingdom and EMU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economies and currencies of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

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In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund's performance to the extent the Fund is exposed to such interest rates. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund's investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund's investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund's investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Derivatives Risks. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The Fund may, but is not required to, utilize derivatives transactions, including transactions involving futures contracts, forwards, options and over-the-counter derivatives contracts, for purposes such as to seek to earn income or enhance total return, facilitate portfolio management and mitigate risks. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Participation in derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund's initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested. If the Adviser's predictions with respect to market conditions, liquidity, market values, interest rates and other applicable factors are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of derivatives transactions include:

•  dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;

•  imperfect correlation between the price of the derivative instrument and movements in the prices of the reference instrument;

•  the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•  the possible absence of a liquid secondary market for any particular instrument at any time;

•  the possible need to defer closing out certain positions to avoid adverse tax consequences;

•  the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques;

•  the creditworthiness of counterparties;

•  if used for hedging purposes, the duration of the derivative instrument may be significantly different than the duration of the related liability or asset; and

•  volatility of interest rates and price of the reference instrument.

Certain derivatives transactions may be considered senior securities for the purposes of the 1940 Act unless the Fund segregates liquid assets or otherwise covers its obligations. To the extent the Fund segregates liquid assets or covers such obligations by entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such

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transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and interpretations and guidance provided by the SEC staff. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

In late October 2020, the SEC published Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that, in part, rescinds the SEC's asset segregation and coverage rules and guidance. To comply with the new rule, funds need to trade derivatives and other transactions that potentially create senior securities subject to a value-at-risk ("VaR") leverage limit, certain other testing requirements and requirements related to board reporting.

The Fund may be exposed to certain additional risks should the Adviser use derivatives transactions as a means to synthetically implement the Fund's investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund's performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Adviser is seeking to replicate. There can be no assurance that the Adviser's judgments regarding the correlation of any particular synthetic investment will be correct.

Risks Associated with Options on Securities. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. To the extent that the Fund writes covered put options, the Fund will bear the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock. To the extent that the Fund writes a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Swaps Risk. Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of derivative instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Total return swaps may effectively add leverage to the

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Fund's portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a Fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform, the risk of which is particularly acute under current conditions) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.

The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Other Investment Funds Risk. The Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment advisory fees with respect to the assets so invested. common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Proxy Statement/ Prospectus. To the extent the Fund invests in exchange-traded funds or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

ETNs Risk. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. Investments in such securities will have different tax characteristics than equity securities. An ETN may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN also incurs certain expenses not incurred by its applicable index. Certain securities that are part of the index tracked by an ETN may, at times, be unavailable, which may impede the ETN's ability to track its index. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.

Financial Leverage Risk. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of NAV, market price and dividends on the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial

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Leverage that the Fund must pay will reduce the return to common shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares.

Certain Borrowings and Preferred Shares issued by the Fund also may subject the Fund to asset coverage ratios and/or certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings or Preferred Shares. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Fund may be required to sell assets in order to meet payment obligations on any Financial Leverage or to redeem Financial Leverage in order to comply with asset coverage or portfolio composition requirements.

The terms of Preferred Shares issued by the Fund may contain provisions limiting certain activities of the Fund, including the declaration and payment of dividends or other distributions to common shareholders unless the Preferred Shares have at the time of the declaration or payment of any such dividend or other distribution an asset coverage of at least 200% after deducting the amount of such dividend or distribution and the Fund meets certain asset coverage tests imposed by the rating agency rating the Preferred Shares. Any redemption of Preferred Shares by the Fund in order to meet such asset coverage requirements will reduce any Financial Leverage applicable to the common shares. Because a significant portion of the Fund's Managed Assets consist of illiquid investments, to the extent that the Fund needs to dispose of portfolio holdings to meet such asset coverage requirements, the Fund may be required to dispose of more liquid holdings at times or on terms that the Fund would otherwise consider undesirable. Additionally, the Fund may be unable to sell a sufficient amount of portfolio securities to redeem Preferred Shares in order to maintain asset coverage ratios, which could cause an event of default on the Preferred Shares.

Holders of Preferred Shares have rights as to the payment of dividends or interest on the Preferred Shares and the distribution of assets upon liquidation of the Fund, which rights rank senior to those of the common shareholders.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets, which may create a conflict of interest between the Adviser and common shareholders. Because the Financial Leverage costs is borne by the Fund at a specified rate, only the Fund's common shareholders will bear the cost associated with Financial Leverage. Borrowings (and any Preferred Shares) have seniority over common shares.

If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

Competition Risk. Recently alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective.

Affiliated Transaction Restrictions. From time to time, the Fund may "control" or may be an "affiliate," each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would "control" a portfolio company if it owned 25% or more of its outstanding voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any Trustees or officers of the

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Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund's affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Potential Conflicts of Interest of the Adviser. The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser, nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund's affiliates or other accounts achieve profits on their trading for proprietary or other accounts. The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Turnover Risk. The Fund's portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund's investment decisions. High portfolio turnover may result in the Fund's recognition of gains and may increase the Fund's current and accumulated earnings and profits, which will result in a greater portion of distributions to common shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund.

In addition, the Fund's short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Fund's ability to engage in short selling.

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Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. In such an event, the Fund would subject to risks associated with possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Fund's right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted.

Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Delay in Investing the Proceeds of this Offering. Although the Fund currently intends to invest the proceeds from an offering as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP and energy infrastructure company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP or energy infrastructure company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any payment of distributions to common shareholders. As a result, the return and yield on the common shares following any offering may be lower than when the Fund is fully invested in accordance with its objective and policies.

Government Intervention in Financial Markets. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's

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Additional Information Regarding the Fund (Unaudited) (continued)

portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund's expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

Following the November 8, 2022 U.S. elections, the Democratic Party controls the executive branch as well as the Senate, while the Republican Party controls the House of Representatives. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund's operating environment and therefore its investment performance.

In addition, the U.S. tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Act") made substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to "sunset" provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in our common or preferred shares and their indirect effect on the value of our assets, our common or preferred shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such Treasury regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to us or our shareholders.

Certain of the Fund's investments may provide exposure to coupon rates that are based on the London Interbank Offered Rate ("LIBOR"), the Secured Overnight Financing Rate ("SOFR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR or the Fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts

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Additional Information Regarding the Fund (Unaudited) (continued)

provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation.

Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risk to the Fund. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has since spread globally. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. COVID-19 has resulted in numerous deaths, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines and the imposition of both local and more widespread "work from home" measures, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The ongoing pandemic has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been and continue to be impacted by the pandemic and government and other measures seeking to mitigate or contain its spread. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, actions taken by government and quasi- governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, pricing and liquidity of some securities or other assets, including those held by or invested in by the Fund. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of COVID-19 related economic disruption and its ultimate impact on the Fund, and on the global economy, cannot be determined with certainty. The COVID-19 pandemic and its effects may last for an extended period of time, and could result in significant and continued market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Fund's ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund's service providers, adversely affect the value and liquidity of the Fund's investments, and negatively impact the Fund's performance and your investment in the Fund. The extent to which COVID-19 will affect the Fund and the Fund's service providers and portfolio investments will depend on future developments, which are highly uncertain and cannot be predicted.

Political Risks Relating to Russia's Invasion of Ukraine. Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia's military invasion of Ukraine, the resulting responses by the United States and other

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Additional Information Regarding the Fund (Unaudited) (continued)

countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.

The extent and duration of Russia's military actions, resulting sanctions and consequent future market disruptions are impossible to predict, but could be significant and may negatively affect global supply chains, inflation, oil and gas supply, and global growth.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.

Market Discount Risk. The Fund's common shares have a limited trading history and have traded both at a premium and at a discount in relation to net asset value. The Fund cannot predict whether the common shares will trade in the future at a premium or discount to net asset value. If the common shares are trading at a premium to net asset value at the time you purchase common shares, the net asset value per share of the common shares purchased will be less than the purchase price paid. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the common shares trading at a discount. Recent developments regarding the energy sector and investor perception regarding the energy sector generally may adversely impact the market for the common shares and increase the likelihood that the common shares will trade at a discount. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund's net asset value as a result of the Fund's investment activities. The Fund's net asset value will be reduced immediately following an offering of the Securities due to the costs of such offering, which will be borne entirely by the Fund. The sale of common shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of common shares in the secondary market. An increase in the number of common shares available may put downward pressure on the market price for common shares. The Fund may, from time to time, seek the consent of holders of common shares to permit the issuance and sale by the Fund of common shares at a price below the Fund's then current net asset value, subject to certain conditions, and such sales of common shares at price below net asset value, if any, may increase downward pressure on the market price for common shares. These sales, if any, also might make it more difficult for the Fund to sell additional common shares in the future at a time and price it deems appropriate.

Whether a common shareholder will realize a gain or loss upon the sale of common shares depends upon whether the market value of the common shares at the time of sale is above or below the price the common shareholder paid, taking into account transaction costs for the common shares, and is not directly dependent upon the Fund's net asset value. Because the market value of the common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund's control, the Fund cannot predict whether the common shares will trade at, below or above net asset value, or at, below or above the public offering price for the common shares.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund's third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security

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Additional Information Regarding the Fund (Unaudited) (continued)

breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests in could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance costs and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Anti-Takeover Provisions. The Fund's Amended and Restated Agreement and Declaration of Trust, dated as of August 14, 2013 (the "Declaration of Trust"), and Bylaws (collectively, the "Governing Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund's business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund's business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend-and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in

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Additional Information Regarding the Fund (Unaudited) (continued)

infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund's investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been impacted, in some cases adversely, by recent volatility in the demand for oil and other energy commodities as a result of various recent developments including the slowdown in economic activity resulting from the pandemic spread of COVID-19, price competition among key oil-producing countries and global conflict. Over recent years, global oil prices have at times declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies' growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact the NAV of the common shares and the ability of the Fund to continue to pay dividends at current levels. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. The Adviser intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a registered investment company, the Fund generally is not able to issue additional common shares at a price less than NAV without first obtaining approval for such issuance from common shareholders.

Adverse or volatile market conditions may in the future make it difficult to maintain, extend or refinance the Fund's existing borrowing facilities and any failure to do so could have a material adverse effect on the Fund.

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Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Fund.

Trustees of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Interested Trustee Class I Director to serve until 2024 Annual Meeting of Shareholders:
David W. Levi* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served since 2018	Director/Trustee of several investment companies advised by PSG (2017-Present); Chief Executive Officer of PSG (2019-Present); Chief Executive Officer of Brookfield Oaktree Wealth Solutions (2021-Present); President of PSG (2016-2019); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	10
Independent Trustee Class I Director to serve until 2024 Annual Meeting of Shareholders:
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Director, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020	Retired. Director/Trustee of several investment companies advised by PSG (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2013-2019); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (February 2021-Present).	10
Independent Trustees Class II Directors to serve until 2025 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Retired. Director/Trustee of several investment companies advised by PSG (2011-Present).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Managing Partner of Federal City Capital Advisors (1997-2021). Director/Trustee of several investment companies advised by PSG (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-June 2023); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021).	10

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Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees Class III Directors to serve until 2023 Annual Meeting of Shareholders:
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2018	CFO of My Flex, Inc., an EQBR company (2022-Present). Director/Trustee of several investment companies advised by PSG (2013-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Co-founder, CEO and Chair of Capstak, Inc. (2014-2018); Member of the Honorary Board of University Settlement House (2014-Present).	10

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Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2018

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-2017) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (February 2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (October 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2018

CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Fund on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Infrastructure Income Fund Inc. and Oaktree Diversified Income Fund Inc.

The Fund's Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

2023 Annual Report

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

Brookfield Public Securities Group LLC

CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

1-800-937-5449

Trustees of the Fund

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski, William H. Wright II and Heather S. Goldman each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
(a) Audit Fees	$40,720	$55,650
(b) Audit-Related Fees	$0	$0
(c) Tax Fees[1]	$131,418	$84,525
(d) All Other Fees	$0	$0

1 The 2023 Tax fees includes Tax Fees of $80,650 and fees related to the sale of the Fund’s interest in KKR Eagle Co-Invest LP (“KKR Eagle”) after close of business on March 31, 2023.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended September 30, 2023 and September 30, 2022, for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $131,418 and $243,525, respectively. For the fiscal years ended September 30, 2023 and September 30, 2022, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $0 and $159,000, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and administrator is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Stuart A. McFarland, Edward A. Kuczmarski, Heather S. Goldman and William H. Wright II.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

●	PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;
●	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
●	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

●	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or
●	If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●	any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
●	any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of PSG to such requests; and
●	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Tom Miller, CFA - Managing Director and Portfolio Manager

Tom Miller has 13 years of industry experience and is a Portfolio Manager on the Public Securities Group’s Energy Infrastructure Securities team. In this role, he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Before focusing on his portfolio manager duties, he was responsible for covering North American infrastructure securities focusing on MLPs and the Energy Infrastructure sector. Prior to joining the firm in 2013, Mr. Miller worked at FactSet. He holds the Chartered Financial Analyst designation and earned a Bachelor of Science degree from Indiana University.

Boran Buturovic – Director and Portfolio Manager

Boran Buturovic has 13 years of industry experience and is a Portfolio Manager on the Brookfield Public Securities Group’s Energy Infrastructure Securities team. He is responsible for conducting MLP and energy infrastructure research and analysis. Prior to joining the Adviser in 2014, he was an Associate with UBS Investment Bank, focusing on midstream and MLPs. Mr. Buturovic started his career with Ernst & Young in their Assurance practice. He holds a CPA license in the state of Texas and he earned Bachelor of Business Administration and Master in Professional Accounting degrees from The University of Texas School at Austin.

Joe Herman – Director and Portfolio Manager

Joe Herman has 12 years of industry experience and is a Portfolio Manager on the Brookfield Public Securities Group’s Energy Infrastructure Securities team. He is responsible for conducting MLP and energy infrastructure research and analysis. Prior to joining the Adviser in 2014, he was an Equity Research Associate with Tudor, Pickering, Holt & Co., focusing on midstream and MLPs. Prior to that, Mr. Herman was an Investment Banking Analyst at UBS Investment Bank. He earned a Bachelor of Business Administration degree with majors in Business Honors and Finance and a Bachelor of Arts degree with majors in Plan II Honors and History from The University of Texas School at Austin.

Management of Other Accounts

Mr. Miller manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Miller as of September 30, 2023 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	4	12	340
Number of Accounts Managed with Performance-Based Fees	–	1	1
Assets Managed (assets in millions)	$1,133.8	$5,112.3	$2,211.2
Assets Managed with Performance-Based Fees (assets in millions)	$–	$125.7	$8.5

Mr. Buturovic manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Buturovic as of September 30, 2023 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	4	3	329
Number of Accounts Managed with Performance-Based Fees	–	1	–
Assets Managed (assets in millions)	$909.0	$6.3	$180.2
Assets Managed with Performance-Based Fees (assets in millions)	$–	$4.4	$–

Mr. Herman manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Herman as of September 30, 2023 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	4	3	329
Number of Accounts Managed with Performance-Based Fees	–	1	–
Assets Managed (assets in millions)	$909.0	$6.3	$180.2
Assets Managed with Performance-Based Fees (assets in millions)	$–	$4.4	$–

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of September 30, 2023.

Dollar Range of Securities Owned
Tom Miller, CFA	None
Boran Buturovic	$1 - $10,000
Joe Herman	$10,001 - $50,000

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. The Registrant’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, each portfolio manager manages multiple accounts. As a result, a portfolio manager will not be able to devote all of his time to management of the Fund. A portfolio manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, each portfolio manager manages accounts with investment strategies and/or policies that are similar to the Fund. If a portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser and its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser and its affiliates, or other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which he has investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. For example, as reflected above, if a portfolio manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. A portfolio manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

Certain Business Relationships. The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation

The portfolio managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the portfolio managers and other investment professionals has four primary components:

●	A base salary;
●	An annual cash bonus;
●	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
●	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by Brookfield.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Each portfolio manager was compensated for the sale of his equity interests in Center Coast to Brookfield, and may receive additional contingent payments to be paid within the first five years following the closing of the transaction calculated based, in part, on the assets under management of the business and subject to certain conditions.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Center Coast Brookfield MLP & Energy Infrastructure Fund

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date :	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	December 6, 2023

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	December 6, 2023